UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 1, 2008

Date of Report (Date of Earliest Event Reported)

FUTURES STRATEGIC TRUST

(Exact name of Registrant as Specified in its Charter)

Delaware	0-23885	13-7075398
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

900 King Street, Rye Brook, New York	10573
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (914) 307-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Preferred Investment Solutions Corp. (“Preferred”), the managing owner of Futures Strategic Trust (“Registrant”), entered into the Fourth Amended and Restated Declaration of Trust and Trust Agreement dated December 1, 2008 by and among Preferred, Wilmington Trust Company and Registrant’s Unitholders.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description
3.2	Fourth Amended and Restated Declaration of Trust and Trust Agreement dated December 1, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following person on behalf of the Registrant in the capacity indicated on December 3, 2008.

FUTURES STRATEGIC TRUST
(Registrant)

	By:	Preferred Investment Solutions Corp., its Managing Owner

Date: December 3, 2008	By:	/s/ Lawrence S. Block
	Name:	Lawrence S. Block
	Title:	Senior Vice President and General Counsel